DATED	December 30, 2010

PITNEY BOWES LIMITED
(1)

PATRICK KEDDY
(2)

Compromise Agreement

Brierly Place New London Road Chelmsford Essex CM2 0AP dx 89703 Chelmsford 2 t: 01245 211211 f: 01245 354764 www.birketts.co.uk

THIS AGREEMENT is dated December 30, 2010

PARTIES

(1)	Pitney Bowes Limited incorporated and registered in England and Wales with company number 182037 whose registered office is at Elizabeth Way, The Pinnacles, Harlow, Essex CM19 5BD (Company)
(2)	Patrick Keddy of Trevonen, The Clump, Rickmansworth WD3 4BD (Employee)

BACKGROUND

(A)	The Employee has been employed by the Company from 2 May 1989, most recently as President of Pitney Bowes International under a service agreement dated 29 January 2003 (Contract).

(B)	The Employee’s employment with the Company shall terminate on 31 December 2011 unless such date is brought forward following a request from the Employee in accordance with this agreement.

(C)

The parties have entered into this agreement to record and implement the terms on which they have agreed to settle any claims which the Employee has or may have in connection with his employment or its termination or otherwise against any Group Company (as defined below) or their officers or employees whether or not those claims are, or could be, in the contemplation of the parties at the time of signing this agreement, and including, in particular, the statutory complaints which the Employee raises in this agreement.

(D)	The parties intend this agreement to be an effective waiver of any such claims and to satisfy the conditions relating to compromise agreements in the relevant legislation.

(E)

The Company enters into this agreement for itself and as agent and trustee for all Group Companies and it is authorised to do so. It is the parties’ intention that each Group Company should be able to enforce any rights it has under this agreement, subject to and in accordance with the Contracts (Rights of Third Parties) Act 1999.

AGREED TERMS

1.	Interpretation

1.1	The definitions in this clause apply in this agreement.

	Adviser	Richard Yeomans of Addleshaw Goddard LLP;
	Board	the board of directors of the Company (including any committee of the board duly appointed by it);
Confidential Information

information in whatever form (including, without limitation, in written, oral, visual or electronic form or on any magnetic or optical disk or memory and wherever located) relating to the business, products, affairs and finances of any Group Company for the time being confidential to any Group Company and trade secrets including, without limitation, technical data and know-how relating to the business of any Group Company or any of their suppliers, clients, customers, agents, distributors, shareholders or management, including (but not limited to) information that the Employee created, developed, received or obtained in connection with his employment, whether or not such information (if in anything other than oral form) is marked confidential;

	Copies	copies or records of any Confidential Information in

whatever form (including, without limitation, in written, oral, visual or electronic form or on any magnetic or optical disk or memory and wherever located) including, without limitation, extracts, analysis, studies, plans, compilations or any other way of representing or recording and recalling information which contains, reflects or is derived or generated from Confidential Information;

Group Company	the Company, its Subsidiaries or Holding Companies from time to time and any Subsidiary of any Holding Company from time to time;
Subsidiary and Holding Company

in relation to a company mean “subsidiary” and “holding company” as defined in section 1159 of the Companies Act 2006 and a company shall be treated, for the purposes only of the membership requirement contained in subsections 1159(b) and (c), as a member of another company even if its shares in that other company are registered in the name of (a) another person (or its nominee), whether by way of security or in connection with the taking of security, or (b) a nominee.

1.2	The headings in this agreement are inserted for convenience only and shall not affect its construction.

1.3

A reference to a particular law is a reference to it as it is in force for the time being taking account of any amendment, extension, or re-enactment and includes any subordinate legislation for the time being in force made under it.

1.4	A reference to one gender includes a reference to other genders.

1.5	Unless the context otherwise requires, words in the singular include the plural and in the plural include the singular.

1.6	The schedules to this agreement form part of (and are incorporated into) this agreement.

2.	Arrangements up to and on Termination

2.1	The Employee’s employment with the Company shall terminate on:

	2.1.1	31 December 2011; or

	2.1.2	such earlier date as requested by the Employee on not less than one month’s written notice to David Denny,

such date being the Termination Date.

2.2	The Employee’s last day of work shall be 31 December 2010 and from then until the Termination Date the Employee will be on Garden Leave in accordance with clause 12 of this agreement.

2.3	The Company shall pay the Employee his salary up to the Termination Date in the usual way.

2.4

The Company shall continue to provide benefits including car allowance, pension contributions, medical insurance for the Employee and his immediate family, death in service and permanent health insurance to the Employee in the usual way up to the Termination Date.

2.5	Subject to clause 3.1, the Company shall pay the Employee a fuel allowance of £2,500 in twelve equal monthly instalments, the first of which shall be made in January 2011.

2.6	The Company shall pay the Employee US$88,750 in respect of the balance of the 2008 Retention Award in February 2011.

2.7	The Company agrees to procure that the Employee’s outstanding share awards, options and long term incentives shall be dealt with as follows as is summarised in Schedule 5:

2.7.1

the Employee’s outstanding stock options shall continue to vest in the usual way during Garden Leave. Any of the Employee’s outstanding unvested stock options which do not vest during Garden Leave shall vest on the Termination Date. Vested options shall be exercisable until the end of the option award term;

2.7.2

the three outstanding Cash Incentive Unit (CIU) grant cycles, each grant totalling 225,000 units, shall be pro-rated based on full calendar months worked in each cycle and the Employee shall be paid in respect of the CIUs at the end of each cycle under the plan based on achievement of pre-determined CIU performance. For the 2008/10 cycle the Employee shall be paid in respect of 225,000 CIUs. For the 2009/11 cycle the Employee shall be paid in respect of 150,000 CIUs. For the 2010/12 cycle the Employee shall be paid in respect of 75,000 CIUs; and

2.7.3

the Employee’s 4,545 partially vested RSUs awarded in 2009 and the 5,093 currently unvested RSUs awarded in 2010 shall continue to vest in the usual way during Garden Leave. Any of the Employee’s unvested RSUs awarded in 2009 or 2010 which do not vest during Garden Leave shall vest on the Termination Date.

2.8	The payments and benefits in this clause 2 shall be subject to the income tax and national insurance contributions that the Company is obliged by law to pay or deduct.

2.9	The Employee shall submit on or before 28 February 2011 his expenses claims in the usual way and the Company shall reimburse the Employee for any expenses properly incurred in the usual way.

2.10

The Employee shall provide, within 14 days of the Termination Date, a Compromise Agreement in the form set out at Schedule 4 (“Additional Compromise”) signed by the Employee together with a copy of the letter from the Adviser set out in Schedule 2 to the Additional Compromise.

3.	Compensation, PILON and Termination Payment

3.1	The Company shall pay to the Employee:

3.1.1

an ex-gratia payment of £283,613 in 12 equal monthly instalments commencing within 30 days of the Termination Date or receipt by the Company of a copy of this agreement signed by the Employee, a letter from the Adviser as set out in Schedule 2 and a copy of the Additional Compromise signed by the Employee and a letter from the Adviser as set out in Schedule 2 to the Additional Compromise, whichever is later (the Compensation Payment); and

	3.1.2	in the event that the Termination Date is earlier than 31 December 2011 in accordance with clause 2.1.2:

3.1.2.1

a payment equal to the balance of the Employee’s salary that would have been paid through to 31 December 2011 in accordance with clause 2 had the Termination Date not been brought forward (the PILON Payment); and

3.1.2.2

a further ex-gratia payment equal to the balance of the Employee’s car allowance, Company’s pensions contributions, fuel allowance and private medical insurance contributions that would have been paid through to 31 December 2011 in accordance with clause 2 had the Termination Date not been brought forward (the Termination Payment), and the PILON Payment and Termination Payment to be paid together in equal monthly instalments through to 31 December 2011 and commencing within 30 days of the Termination Date or receipt by the Company of a copy of this agreement signed by the Employee, a letter from the Adviser as set out in Schedule 2 and a copy of the Additional Compromise signed by the Employee and a letter from the Adviser as set out in Schedule 2 to the Additional Compromise, whichever is later; and

	3.1.3	additional ex gratia payments (Ex Gratia Payments) as follows:
		3.1.3.1	£175,203 payable on or before 31 January 2011; and
		3.1.3.2	£175,203 payable on or before 31 January 2012.

3.2	The Company and the Employee believe that:

3.2.1

the first £30,000 of the Compensation Payment and, if applicable, the Termination Payment in aggregate will be tax free and the Company shall therefore pay that amount to the Employee without deductions. The remainder shall be subject to deductions for basic rate income tax;

	3.2.2	the Ex Gratia payments shall be subject to income tax deductions (at basic rate only if the relevant payment is made after the Termination Date); and

	3.2.3	if applicable, the PILON Payment will be subject to tax and National Insurance in the normal way and the Company shall therefore pay that amount to the Employee after those deductions.

In either case, the Employee shall be responsible for any further tax and employee’s National Insurance contributions due in respect of the Compensation Payment, PILON Payment and Termination Payment which shall all be paid to the Employee after receipt by him of his P45.

4.	Pension

4.1

The Company confirms that, in its opinion, the Employee is leaving Service on the grounds of redundancy and confirms that, in its opinion, he should be entitled to benefits calculated in accordance with Rule 65.3 of the Trust Deed & Rules of the Pitney Bowes Pension Fund (Pension Fund) (set out at Schedule 6). The Company will use its reasonable endeavours to procure that the trustees of the Pension Fund will allow the Employee to draw (at the Employee’s option exercised at any time within 3 months following the Termination Date or such longer period as may be agreed) the pension calculated in accordance with Rule 65.3, such pension to be payable with effect from the Employee’s date of ceasing Pensionable Service as defined under the Rules of the Pension Fund. The Company confirms that the Employee is retiring from Service with the consent of the Company and, if and to the extent that early retirement factors apply to the calculation, the Company consents to the use of the more generous early retirement factors that are in force at the date of calculation.

4.2

The Company shall notify the trustees of the Pension Fund of the terms of clause 4.1 above when the Employee’s employment has terminated and request written confirmation of the Employee’s accrued entitlement under the Pension Fund and the options available to him, both taking account of the above terms.

5.	Outplacement

The Company agrees to meet the cost of outplacement consultancy services up to a maximum of £16,000 plus VAT from a provider to be agreed with the Company. Payment will be made directly to the outplacement company within 30 days of receipt by the Company of an appropriate invoice sent under private and confidential cover to David Denney VP HR International at Pitney Bowes Ltd in Harlow.

6.	Legal and Financial Counselling Fees

6.1

Subject to clause 6.3, the Company shall pay the reasonable legal fees incurred by the Employee in obtaining advice on the termination of his employment and the terms of this agreement, such fees to be payable to the Adviser on production of an invoice.

6.2

Subject to clause 6.3, the Company shall pay for financial counselling for the Employee, such payment fees to be payable to an appropriate financial adviser on production of an invoice sent under private and confidential cover to David Denney VP HR International at Pitney Bowes Ltd in Harlow.

6.3	The aggregate of legal and financial counselling fees payable by the Company under this clause 6 shall not exceed £12,000 which shall be invoiced in 2011 and/or 2012.

7.	Waiver of Claims

7.1

The Employee agrees that the terms of this agreement are offered by the Company without any admission of liability on the part of the Company and are in full and final settlement of all and any claims or rights of action that the Employee has or may have against any Group Company or their officers or employees whether arising out of his employment with the Company or its termination including events occurring after this agreement has been entered into, whether under common law, contract, statute or otherwise, whether such claims are, or could be, known to the parties or in their contemplation at the date of this agreement in any jurisdiction and including, but not limited to, the claims specified in Schedule 1 (each of which is hereby intimated and waived).

7.2	The waiver in clause 7.1 shall not apply to the following:

	7.2.1	any claims by the Employee to enforce this agreement;

	7.2.2	any personal injury claims which have not arisen at the date of this agreement and any personal injury claims of which the Employee is not aware at the date of this agreement; and

	7.2.3	any claims in relation to accrued entitlements under the Pension Scheme.

7.3	The Employee warrants that:

7.3.1

before entering into this agreement he received independent advice from the Adviser as to the terms and effect of this agreement and, in particular, on its effect on his ability to pursue any complaint before an employment tribunal or other court;

7.3.2

the Adviser has confirmed to the Employee that they are a solicitor of the Senior Courts of England and Wales holding a current practising certificate and that there is in force a policy of insurance covering the risk of a claim by the Employee in respect of any loss arising in consequence of their advice;

	7.3.3	the Adviser shall sign and deliver to the Company a letter in the form attached as Schedule 2 to this agreement;

7.3.4

before receiving the advice he disclosed to the Adviser all facts or circumstances that may give rise to a claim against any Group Company or their officers or employees and that he is not aware of any other facts or circumstances that may give rise to any claim against any Group Company or their officers or employees other than those claims specified in clause 7.1; and

7.3.5

the only claims that he has or may have against any Group Company or their officers or employees (whether at the time of entering into this agreement or in the future) relating to his employment with the Company or its termination are specified in clause 7.1.

The Employee acknowledges that the Company acted in reliance on these warranties when entering into this agreement.

7.4

The Employee acknowledges that the conditions relating to compromise agreements under section 147 of the Equality Act 2010, section 77(4A) of the Sex Discrimination Act 1975 (in relation to claims under that Act and the Equal Pay Act 1970), section 72(4A) of the Race Relations Act 1976, paragraph 2 of Schedule 3A to the Disability Discrimination Act 1995, paragraph 2(2) of Schedule 4 to the Employment Equality (Sexual Orientation) Regulations 2003, paragraph 2(2) of Schedule 4 to the Employment Equality (Religion or Belief) Regulations 2003, paragraph 2(2) of Schedule 5 to the Employment Equality (Age) Regulations 2006, section 288(2B) of the Trade Union and Labour Relations (Consolidation) Act 1992, section 203(3) of the Employment Rights Act 1996, regulation 35(3) of the Working Time Regulations 1998, section 49(4) of the National Minimum Wage Act 1998, regulation 41(4) of the Transnational Information and Consultation etc. Regulations 1999, regulation 9 of the Part-Time Workers (Prevention of Less Favourable Treatment) Regulations 2000, regulation 10 of the Fixed-Term Employees (Prevention of Less Favourable Treatment) Regulations 2002, regulation 40(4) of the Information and Consultation of Employees Regulations 2004 and paragraph 12 of the Schedule to the Occupational and Personal Pension Schemes (Consultation by Employers and Miscellaneous Amendment) Regulations 2006 and have been satisfied.

7.5

The waiver in clause 7.1 shall have effect irrespective of whether or not, at the date of this agreement, the Employee is or could be aware of such claims or have such claims in his express contemplation (including such claims of which the Employee becomes aware after the date of this agreement in whole or in part as a result of new legislation or the development of common law or equity).

7.6

The Employee agrees that, except for the payments and benefits provided for in this agreement, and subject to the waiver in clause 7.1, he shall not be eligible for any further payment from any Group Company relating to his employment or its termination and without limitation to the generality of the foregoing, he expressly waives any right or claim that he has or may have to payment of bonuses, any benefit or award programme or grant of equity interest, or to any other benefit, payment or award he may have received had his employment not terminated.

7.7	The Company warrants (insofar as permitted by law or applicable regulations) that Messrs Martin (CEO), Monaghan (CFO), Torsonne (Chief HR Officer) and Goldstein (Chief Legal Counsel) have confirmed (having undertaken no specific due diligence or enquiries) that as at the date of this Agreement they are not aware of any claims that the Company or any Group Company may have against the Employee arising out of his employment, his directorships or otherwise

8.	Employee Indemnity and Director’s Liability Insurance

8.1

The Employee shall indemnify the Company on a continuing basis in respect of any income tax or national insurance contributions (save for employers’ national insurance contributions) due in respect of the payments and benefits in clauses 3.1, 4, 5 and 6 (and any related interest, penalties, costs and expenses) over and above that deducted by the Company in accordance with clause 3.2 (Excess Tax). Before making any payment to HM Revenue and Customs or other competent body, the Company shall give the Employee reasonable notice of any demand which may lead to liabilities on the Employee under this indemnity and shall provide him with reasonable access to any documentation he may reasonably require to dispute such a claim (provided that nothing in this clause shall prevent the Company from complying with its legal obligations with regard to HM Revenue and Customs or other competent body, and provided that the Employee shall not be liable under this indemnity for any interest, penalties costs and expenses caused by the Company’s default in respect of payments of income tax or national insurance contributions deducted by the Company in accordance with clause 3.2).

8.2

If the Employee breaches any material provision of this agreement or pursues a claim against any Group Company arising out of his employment or its termination other than those excluded under clause 7.2 and save in connection with the enforcement of this Agreement, he agrees to indemnify the Company for any losses suffered as a result thereof, including all reasonable legal and professional fees incurred.

8.3

The Employee shall remain covered (in the same way as all similarly situated offices of the Group) under the Company’s or any Group Company’s Directors and Officers Liability Insurance in place from time to time in respect of past, present and future officers of the Company or any Group Company subject to the terms of the insurance scheme and the rules of the relevant policy.

9.	Return of Company Property

9.1	Subject to clause 9.4, the Employee shall, before the 31 December 2010 return:

9.1.1	all Confidential Information and Copies;

9.1.2

all property belonging to the Company in satisfactory condition including (but not limited to) any car (together with the keys and all documentation relating to the car), fuel card, company credit card, keys, security pass, identity badge, mobile telephone, pager, lap-top computer or fax machine; and

9.1.3

all documents and copies (whether written, printed, electronic, recorded or otherwise and wherever located) made, compiled or acquired by him during his employment with the Company or relating to the business or affairs of any Group Company their business contacts, in the Employee’s possession or under his control to David Denney.

9.2	The Employee shall, before 31 December 2010, delete irretrievably any information relating to the business of any Group Company that he has stored on any magnetic or optical disk or memory and all matter derived from such sources which is in his possession or under his control outside the premises of the Company.

9.3

The Employee shall, if requested to do so by the Company, provide a signed statement that he has complied fully with his obligations under clause 9.1 and clause 9.2 and shall provide it with such reasonable evidence of compliance as may be requested.

9.4	The Company and the Employee agree that:

9.4.1

subject to the Employee making his company mobile/blackberry, laptop and any removable storage media available to David Denny to enable all data to be removed, ownership of the Employee’s Company laptop, printer and mobile phone/blackberry shall transfer from the Company to the Employee on 31 December 2010 and that the true market value of those goods for this purpose at the date of this agreement is £100;

9.4.2

the Company shall request within 14 days of 31 December 2010 a PAC code in respect of the Employee’s two company mobile telephone numbers in order that the Employee may retain those numbers for his personal use; and

10.	Employee Warranties and Acknowledgments

10.1

As at the date of this agreement, the Employee warrants and represents to the Company that there are no circumstances of which the Employee is aware or of which the Employee ought reasonably to be aware which would amount to a repudiatory breach by the Employee of any express or implied term of the Employee’s contract of employment which would entitle (or would have entitled) the Company to terminate the Employee’s employment without notice or payment in lieu of notice and any payment to the Employee pursuant to clause 3.1.1 is conditional on this being so.

10.2

As at the date of this agreement, the Employee warrants that he has not received or accepted any offer which will provide him with any form of income or benefits at any time after the Termination Date.

10.3

The Employee agrees to make himself available to, and to cooperate with, the Company or its advisers in any internal investigation or administrative, regulatory, judicial or quasi-judicial proceedings. The Employee acknowledges that this could involve, but is not limited to, responding to or defending any regulatory or legal process, providing information in relation to any such process, preparing witness statements and giving evidence in person on behalf of the Company. The Company shall reimburse any reasonable expenses incurred by the Employee as a consequence of complying with his obligations under this clause, provided that such expenses are approved in advance by the Company. For the avoidance of doubt, this clause shall not require the Employee to devote an amount of time that would interfere with his performance of any paid employment or engagement undertaken after 31 December 2011.

10.4

The Employee acknowledges that he is not entitled to any compensation for the loss of any rights or benefits under any share option, bonus, long-term incentive plan or other profit sharing scheme operated by any Group Company in which he may participate other than the payments in clause 2.

11.	Resignation From Offices

11.1

The Employee shall, together with a signed copy of this Agreement, provide the Company with a letter of resignation from any office, trusteeship or position he holds in or on behalf of the Company or any Group Company in the form attached at Schedule 3.

12.	Garden Leave

12.1	During the period from 1 January 2011 to the Termination Date (Garden Leave), the Employee shall not perform any services for any Group Company.

12.2

During Garden Leave the Company shall be under no obligation to provide any work to, or vest any powers in, the Employee, who shall have no right to perform any services for the Company or any Group Company save in relation to assisting with ad hoc queries.

12.3	During the period of Garden Leave the Employee shall:

12.3.1

continue to receive his salary and the contractual benefits as set out in clause 2 of this agreement in the usual way (subject to the rules of the relevant benefit schemes in force from time to time). The Company will declare these benefits to HM Revenue and Customs at the appropriate time and the Employee will be liable for any further tax or national insurance contributions due in relation to them;

12.3.2	remain an employee of the Company and bound by the terms of his employment contract, save as modified by this clause 12;

12.3.3

not, without the prior written consent of David Denney, attend his place of work or any other premises of any Group Company or access the information technology systems of any Group Company save as necessary for the Employee to comply with his obligations under clause 10;

12.3.4

not, without the prior written consent of David Denney, have business contact or business dealings with (or attempt to have business contact or business dealings with) any officer, employee, consultant, client, customer, supplier, agent, distributor, shareholder, adviser or other business contact of any Group Company; and

12.3.5	be deemed to take any accrued but unused holiday entitlement.

12.3.6

(except during any periods taken as holiday in accordance with the Company’s usual procedures) be ready and available on reasonable notice to perform such duties (consistent with his status and experience) as the Company may reasonably require under clause 12.3, ensuring that David Denney knows where and how he can be contacted during each working day and complying with any written requests to contact a specified employee of the Company at specified intervals

13.	Confidentiality and Announcements

13.1

The Employee acknowledges that, as a result of his employment, he has had access to Confidential Information. Without prejudice to his common law duties, the Employee shall not (except as authorised or required by law or as authorised by the Company) at any time after the Termination Date:

13.1.1	use any Confidential Information; or

13.1.2	make or use any Copies; or

13.1.3	disclose any Confidential Information to any person, company or other organisation whatsoever.

13.2	The restrictions in clause 13.1 do not apply to any Confidential Information which is in or comes into the public domain other than through the Employee’s unauthorised disclosure.

13.3

The Employee and the Company confirm that they have kept and agree to keep the existence and terms of this agreement and the circumstances concerning the termination of the Employee’s employment confidential, save where such disclosure is to HM Revenue & Customs, required by law or (where necessary or appropriate) to the Employee’s spouse, civil partner or partner, immediate family or legal or professional advisers, provided that they agree to keep the information confidential.

13.4

The Company may also disclose the existence and terms of this Agreement to those of its officers, employees or legal or professional advisers who need to be aware of its terms in the performance of their duties, provided that they agree to keep the information confidential.

13.5

The Employee shall not make any adverse or derogatory comment about the Company, its directors or employees and the Company shall instruct its executive officers not to make or authorise any adverse or derogatory comment about the Employee. The Employee shall not do anything which shall, or may, bring the Company, its directors or employees into disrepute and the Company shall instruct its executive officers not to do anything which shall, or may, bring the Employee into disrepute.

13.6

Nothing in this clause 13 shall prevent the Employee from making a protected disclosure under section 43B of the Employment Rights Act 1996 and nothing in this clause 13 shall prevent the Company from making such disclosure as it is required by law to make.

13.7

The Company shall pay £100 to the Employee as consideration for his entering into the restrictions in this Clause 13, such sum to be paid within 14 days of the Termination Date or receipt by the Company of a copy of this agreement signed by the Employee and receipt by the Company of a letter from the adviser as set out in Schedule 2, whichever is later. The Company shall deduct income tax and national insurance contributions from this sum.

13.8

Notwithstanding clause 14 the Employee acknowledges that the post-termination restrictions in clauses 16 and 20 of the Contract will continue to apply after the Termination Date save that the period of each will be reduced by the period that he spends on Garden Leave.

14.	Entire Agreement and Previous Contracts

14.1

Each party on behalf of itself and, in the case of the Company, as agent for any Group Companies acknowledges and agrees with the other party (the Company acting on behalf of itself and as agent for each Group Company) that:

14.1.1

this agreement and any document attached hereto constitutes the entire agreement and understanding between the Employee and any Group Company and supersedes any previous arrangement, understanding or agreement (whether in writing or not) between them relating to his employment by the Company (which shall be deemed to have been terminated by mutual consent);

14.1.2

in entering into this agreement neither party has relied on any statement, representation, assurance or warranty of any person (whether party to this agreement or not and whether in writing or not) other than as expressly set out in this agreement; and

	14.1.3	the only rights or remedies available to the parties arising out of any statement, representation, assurance or warranty shall be for breach of contract under the terms of this agreement.

14.2	Nothing in this agreement shall, however, operate to limit or exclude any liability for fraud.

15.	Variation

No variation of this agreement shall be valid unless it is in writing and signed by or on behalf of each of the parties.

16.	Third Party Rights

The Contracts (Rights of Third Parties) Act 1999 shall only apply to this agreement in relation to any Group Company and no person other than the Employee and any Group Company shall have any rights under it. The terms of this agreement may be varied, amended or modified or this agreement may be suspended, cancelled or terminated by agreement in writing between the parties or this agreement may be rescinded (in each case), without the consent of any third party.

17.	Governing Law and Jurisdiction

17.1	This agreement shall be governed by and construed in accordance with the law of England and Wales.

17.2	Each party irrevocably agrees to submit to the exclusive jurisdiction of the courts of England and Wales over any claim or matter arising under or in connection with this agreement.

18.	Subject to Contract and Without Prejudice

This agreement shall be deemed to be without prejudice and subject to contract until such time as it is signed and dated by both parties, when it shall be treated as an open document evidencing a binding agreement.

19.	Counterparts

This agreement may be executed in any number of counterparts, each of which, when executed, shall be an original, and all the counterparts together shall constitute one and the same instrument.

This agreement has been entered into on the date stated at the beginning of it.

Signed by DAVID DENNEY for
and on behalf of Pitney Bowes Limited
/s/ David Denny

Director

Signed by Patrick Keddy
/s/ Patrick Keddy

SCHEDULE 1

Claims

          Claims:

1.1	for breach of contract or wrongful dismissal (including but not limited to any claim in respect of bonus under the Pitney Bowes Incentive Programme);

1.2	for unfair dismissal and related claims, under sections 93 and 111 of the Employment Rights Act 1996 or a leading up to the Termination Date;

1.3	for a statutory redundancy payment, under section 163 of the Employment Rights Act 1996;

1.4	in relation to an unauthorised deduction from wages or unauthorised payment, under section 23 of the Employment Rights Act 1996;

1.5	for an unlawful detriment under section 48 of the Employment Rights Act 1996;

1.6	in relation to employment particulars and itemised pay statements, under section 11 of the Employment Rights Act 1996;

1.7	in relation to guarantee payments, under section 34 of the Employment Rights Act 1996;

1.8	in relation to suspension from work, under section 70 of the Employment Rights Act 1996;

1.9	in relation to parental rights and flexible working, under sections 80 and 80H of the Employment Rights Act 1996;

1.10	in relation to time off work, under sections 51, 54, 57, 57B, 60, 63 and 63C of the Employment Rights Act 1996;

1.11	in relation to working time or holiday pay, under regulation 30 of the Working Time Regulations 1998;

1.12	in relation to the national minimum wage, under sections 11, 18, 19D and 24 of the National Minimum Wage Act 1998;

1.13	for equality of terms, under sections 120 and 127 of the Equality Act 2010 and section 2 of the Equal Pay Act 1970;

1.14

for direct or indirect discrimination, harassment or victimisation on the grounds of sex, marital or civil partnership status, gender reassignment, pregnancy or maternity, under section 120 of the Equality Act 2010 and section 63 of the Sex Discrimination Act 1975;

1.15

for direct or indirect discrimination, harassment or victimisation on the grounds of colour, race, nationality or ethnic or national origin, under section 120 of the Equality Act 2010 and section 54 of the Race Relations Act 1976;

1.16	for discrimination, harassment or victimisation related to disability, under section 120 of the Equality Act 2010 and section 17A of the Disability Discrimination Act 1995;

1.17	for breach of obligations under the Protection of Harassment Act 1997;

1.18	for less favourable treatment on the grounds of part-time status, under regulation 8 of the Part-Time Workers (Prevention of Less Favourable Treatment) Regulations 2000;

1.19	for less favourable treatment on the grounds of fixed-term status, under regulation 7 of the Fixed-Term Employees (Prevention of Less Favourable Treatment) Regulations 2002;

1.20

for direct or indirect discrimination, harassment or victimisation on the grounds of religion or belief, under section 120 of the Equality Act 2010 and regulation 28 of the Employment Equality (Religion or Belief) Regulations 2003;

1.21

for direct or indirect discrimination, harassment or victimisation on the grounds of sexual orientation, under section 120 of the Equality Act 2010 and regulation 28 of the Employment Equality (Sexual Orientation) Regulations 2003;

1.22

for direct or indirect discrimination, harassment or victimisation on the grounds of age, under section 120 of the Equality Act 2010 and regulation 36 of the Employment Equality (Age) Regulations 2006;

1.23	in relation to the duty to consider working beyond retirement, under paragraphs 11 and 12 of Schedule 6 to the Employment Equality (Age) Regulations 2006;

1.24	under regulations 27 and 32 of the Transnational Information and Consultation etc. Regulations 1999;

1.25	under regulations 29 and 33 of the Information and Consultation of Employees Regulations 2004;

1.26	under regulations 45 and 51 of the Companies (Cross-Border Mergers) Regulations 2007;

1.27	under paragraphs 4 and 8 of the Schedule to the Occupational and Personal Pension Schemes (Consultation by Employers and Miscellaneous Amendment) Regulations 2006;

1.28	under sections 68A, 87, 137, 145A, 145B, 146, 168, 168A, 169, 170, 174 and 192 of the Trade Union and Labour Relations (Consolidation) Act 1992;

1.29	in relation to the obligations to elect appropriate representatives or any entitlement to compensation, under the Transfer of Undertakings (Protection of Employment) Regulations 2006;

1.30	for failure to comply with obligations under the Human Rights Act 1998;

1.31	for failure to comply with obligations under the Data Protection Act 1998;

1.32	in relation to existing personal injury claims, whether or not the Employee is aware of such claims;

1.33	in relation to the right to be accompanied under section 11 of the Employment Relations Act 1999;

1.34	in relation to refusal of employment, refusal of employment agency services and detriment under regulations 5, 6 and 9 of the Employment Relations Act 1999 (Blacklists) Regulations 2010;

1.35	in relation to the right to request time off for study or training under section 631 of the Employment Rights Act 1996; and

1.36	arising as a consequence of the United Kingdom’s membership of the European Union.

SCHEDULE 2
Adviser’s Certificate

[ON HEADED NOTEPAPER OF ADVISER]

For the attention of [DETAILS]

[DATE]

Dear Sirs,

I am writing in connection with the agreement between my client, Patrick Keddy, and Pitney Bowes Limited (Company) of today’s date (Agreement) to confirm that:

1. I, [NAME] of [FIRM], whose address is [ADDRESS], am a Solicitor of the Senior Courts of England and Wales who holds a current practising certificate.

2. I have given Patrick Keddy legal advice on the terms and effect of the Agreement and, in particular, its effect on his ability to pursue the claims specified in Schedule 1 of the Agreement.

3. I gave the advice to Patrick Keddy as a relevant independent adviser within the meaning of the above acts and regulations referred to at clause 7.4.

4. There is now in force (and was in force at the time I gave the advice referred to above) a policy of insurance or an indemnity provided for members of a profession or professional body covering the risk of claim by Patrick Keddy in respect of loss arising in consequence of the advice I have given him.

Yours faithfully,

[NAME]
Employee’s Adviser

SCHEDULE 3
Resignation Letter

[On headed notepaper of director]

To the Directors:

Pitney Bowes SA (Pty) Ltd, PB Australia Funding Pty Limited, Pitney Bowes Australia FAS Pty Limited, Pitney Bowes Australia Pty Limited, Pitney Bowes Credit Australia Limited, Pitney Bowes Austria Ges.m.b.H, Pitney Bowes Belgium NV, Pitney Bowes Mail and Messaging Systems (Shanghai) Co., Ltd, Pitney Bowes Danmark A/S, Pitney Bowes Holdings Denmark ApS, Pitney Bowes Oy, Pitney Bowes Asterion Direct SAS, Pitney Bowes Asterion SAS, Pitney Bowes SAS, Pitney Bowes Software SAS, Pitney Bowes Deutschland GmbH, Pitney Bowes Management Services Deutschland GmbH, Pitney Bowes Hong Kong Limited, Pitney Bowes Italia S.r.l, Pitney Bowes Management Services Italia, S.r.l., Pitney Bowes Japan K.K., Pitney Bowes Luxembourg SARL, Pitney Bowes (Malaysia) Sdn Bhd, Pitney Bowes Holdings B.V., Pitney Bowes Management Services Netherlands B.V., Pitney Bowes Netherlands B.V., Pitney Bowes New Zealand Limited, Pitney Bowes Norge AS, Pitney Bowes Polska Sp. z.o.o., Pitney Bowes Portugal Sociedade Unipessoal, Lda, PBDorm Ireland Limited, Pitney Bowes Ireland Limited, Pitney Bowes (Asia Pacific) Pte Ltd, Pitney Bowes (Dormant) Pte Ltd, Pitney Bowes (Singapore) Pte Ltd, Pitney Bowes Espana, S.A., Pitney Bowes Management Services Sweden AB, Pitney Bowes Svenska Aktiebolag, Horizon Management AB, Horizon Scandinavia Aktiebolag, Pitney Bowes (Switzerland) AG, Addressing Systems International Holdings Limited, Alternative Mail & Parcels Investments Limited, Archiver Limited, International Imaging Limited, P. Technical Services Limited , Pitney Bowes Document Messaging Technologies Limited, Pitney Bowes Europe Limited, Pitney Bowes Finance plc, Pitney Bowes Global Limited, Pitney Bowes Holdings Limited, Pitney Bowes International Mail Services Limited, Pitney Bowes Limited, Secap Technologies Limited, Universal Postal Frankers Ltd (together “the Companies”)

Dear Sirs

I hereby resign from my office as a director and, in the case of Pitney Bowes Asterion Direct SAS and Pitney Bowes Asterion SAS my role as Chairman/President, of the Companies, as well as any subsidiary and subsidiary undertaking of any of the Companies of which I am a director or officer or employee (where subsidiary and subsidiary undertaking for these purposes shall have the meanings as set out in Sections 1159 and 1162 of the Companies Act 2006 in relation to any subsidiaries or subsidiary undertakings in England, and which references shall, in respect of any jurisdiction other than England, be deemed to include a reference to what most nearly approximates to the English legal term in that jurisdiction (each a Subsidiary)) with effect immediately upon the acceptance of such resignation by the various companies and entities noted above but in no event later than December 31, 2010, and acknowledge and confirm that, save in relation to the enforcement of an agreement between me and the Company dated [date], I have no claim or right of action of any kind outstanding for compensation or otherwise against any of the Companies or any subsidiary or any of its, or their officers or employees in respect of the termination of my office or otherwise. To the extent that any such claim exists or may exist, I irrevocably waive such claim and release the Companies and any subsidiary, its or their officers and employees from any liability in respect thereof.

I agree to sign, execute or complete any further documentation required to give effect to my resignations.

Yours faithfully

Signed and Delivered as a Deed
by Patrick Keddy

In the presence of:

SCHEDULE 4
Additional Compromise Agreement

DATED	2011

PITNEY BOWES LIMITED
(1)

PATRICK KEDDY
(2)

Additional Compromise Agreement

Brierly Place New London Road
Chelmsford Essex CM2 0AP
dx 89703 Chelmsford 2
t: 01245 211211   f: 01245 354764
www.birketts.co.uk

THIS AGREEMENT is dated [DATE]

PARTIES

(1)	Pitney Bowes Limited incorporated and registered in England and Wales with company number 182037 whose registered office is at Elizabeth Way, The Pinnacles, Harlow, Essex CM19 5BD (Company)

(2)	Patrick Keddy of [ADDRESS] (Employee)

BACKGROUND

(A)	The Employee has been employed by the Company from 2 May 1989, most recently as President of Pitney Bowes International under a service agreement dated 29 January 2003 (Contract).

(B)	The Employee entered into a Compromise Agreement with the Company on [date] (Compromise) following which he has served his notice on Garden Leave in accordance with clause 2.2 of the Compromise.

(C)	The Employee’s employment with the Company terminated on [date] 2011.

(D)

The parties have entered into this agreement to record and implement the terms on which they have agreed to settle any claims which the Employee has or may have in connection with his employment or its termination or otherwise against any Group Company (as defined below) or their officers or employees whether or not those claims are, or could be, in the contemplation of the parties at the time of signing this agreement, and including, in particular, the statutory complaints which the Employee raises in this agreement.

(E)	The parties intend this agreement to be an effective waiver of any such claims and to satisfy the conditions relating to compromise agreements in the relevant legislation.

(F)

The Company enters into this agreement for itself and as agent and trustee for all Group Companies and it is authorised to do so. It is the parties’ intention that each Group Company should be able to enforce any rights it has under this agreement, subject to and in accordance with the Contracts (Rights of Third Parties) Act 1999.

AGREED TERMS

1.	Interpretation

1.1	The definitions in this clause apply in this agreement.

Adviser	[NAME] of [FIRM];
Board	the board of directors of the Company (including any committee of the board duly appointed by it);
Group Company	the Company, its Subsidiaries or Holding Companies from time to time and any Subsidiary of any Holding Company from time to time;
Subsidiary and Holding Company

in relation to a company mean “subsidiary” and “holding company” as defined in section 1159 of the Companies Act 2006 and a company shall be treated, for the purposes only of the membership requirement contained in subsections 1159(b) and (c), as a member of another company even if its shares in that other company are registered in the name of (a) another person (or its nominee), whether by way of security or in connection with the taking of security, or (b) a nominee.

2.	Waiver of Claims

2.1

The Employee agrees that the terms of this agreement and the Compensation Payment and Termination Payment under clause 3.1 of the Compromise are offered by the Company without any admission of liability on the part of the Company and are in full and final settlement of all and any claims or rights of action that the Employee has or may have against any Group Company or their officers or employees whether arising out of his employment with the Company or its termination including events occurring after this agreement has been entered into, whether under common law, contract, statute or otherwise, whether such claims are, or could be, known to the parties or in their contemplation at the date of this agreement in any jurisdiction and including, but not limited to, the claims specified in Schedule 1 (each of which is hereby intimated and waived).

2.2	The waiver in clause 2.1 shall not apply to the following:

	2.2.1	any claims by the Employee to enforce this agreement or the Compromise;

	2.2.2	any personal injury claims which have not arisen at the date of this agreement and any personal injury claims of which the Employee is not aware at the date of this agreement; and

	2.2.3	any claims in relation to accrued entitlements under the Pension Scheme.

2.3	The Employee warrants that:

2.3.1

before entering into this agreement he received independent advice from the Adviser as to the terms and effect of this agreement and, in particular, on its effect on his ability to pursue any complaint before an employment tribunal or other court;

2.3.2

the Adviser has confirmed to the Employee that they are a solicitor of the Senior Courts of England and Wales holding a current practising certificate and that there is in force a policy of insurance covering the risk of a claim by the Employee in respect of any loss arising in consequence of their advice;

	2.3.3	the Adviser shall sign and deliver to the Company a letter in the form attached as Schedule 2 to this agreement;

2.3.4

before receiving the advice he disclosed to the Adviser all facts or circumstances that may give rise to a claim against any Group Company or their officers or employees and that he is not aware of any other facts or circumstances that may give rise to any claim against any Group Company or their officers or employees other than those claims specified in clause 2.1; and

2.3.5

the only claims that he has or may have against any Group Company or their officers or employees (whether at the time of entering into this agreement or in the future) relating to his employment with the Company or its termination are specified in clause 2.1.

The Employee acknowledges that the Company acted in reliance on these warranties when entering into this agreement.

2.4

The Employee acknowledges that the conditions relating to compromise agreements under section 147 of the Equality Act 2010, section 77(4A) of the Sex Discrimination Act 1975 (in relation to claims under that Act and the Equal Pay Act 1970), section 72(4A) of the Race Relations Act 1976, paragraph 2 of Schedule 3A to the Disability Discrimination Act 1995, paragraph 2(2) of Schedule 4 to the Employment Equality (Sexual Orientation) Regulations 2003, paragraph 2(2) of Schedule 4 to the Employment Equality (Religion or Belief) Regulations 2003, paragraph 2(2) of Schedule 5 to the Employment Equality (Age) Regulations 2006, section 288(2B) of the Trade Union and Labour Relations (Consolidation) Act 1992, section 203(3) of the Employment Rights Act 1996, regulation 35(3) of the Working Time Regulations 1998, section 49(4) of the National Minimum Wage Act 1998, regulation 41(4) of the Transnational Information and Consultation etc. Regulations 1999, regulation 9 of the Part-Time Workers (Prevention of Less Favourable Treatment) Regulations 2000, regulation 10 of the Fixed-Term Employees (Prevention of Less Favourable Treatment) Regulations 2002, regulation 40(4) of the Information and Consultation of Employees Regulations 2004 and paragraph 12 of the Schedule to the Occupational and Personal Pension Schemes (Consultation by Employers and Miscellaneous Amendment) Regulations 2006 and have been satisfied.

2.5

The waiver in clause 2.1 shall have effect irrespective of whether or not, at the date of this agreement, the Employee is or could be aware of such claims or have such claims in his express contemplation (including such claims of which the Employee becomes aware after the date of this agreement in whole or in part as a result of new legislation or the development of common law or equity).

2.6

The Employee agrees that, except for the payments and benefits provided for in this agreement, and subject to the waiver in clause 2.1, he shall not be eligible for any further payment from any Group Company relating to his employment or its termination and without limitation to the generality of the foregoing, he expressly waives any right or claim that he has or may have to payment of bonuses, any benefit or award programme or grant of equity interest, or to any other benefit, payment or award he may have received had his employment not terminated.

2.7

If the Employee breaches any material provision of this agreement or pursues a claim against any Group Company arising out of his employment or its termination other than those excluded under clause 2.2 and save in connection with the enforcement of this Agreement and the Compromise, he agrees to indemnify the Company for any losses suffered as a result thereof, including all reasonable legal and professional fees incurred.

3.	Entire Agreement and Previous Contracts

3.1

Each party on behalf of itself and, in the case of the Company, as agent for any Group Companies acknowledges and agrees with the other party (the Company acting on behalf of itself and as agent for each Group Company) that:

3.1.1

this agreement and the Compromise constitutes the entire agreement and understanding between the Employee and any Group Company and supersedes any previous arrangement, understanding or agreement (whether in writing or not) between them relating to his employment by the Company (which shall be deemed to have been terminated by mutual consent);

3.1.2

in entering into this agreement neither party has relied on any statement, representation, assurance or warranty of any person (whether party to this agreement or not and whether in writing or not) other than as expressly set out in this agreement or the Compromise; and

3.1.3

the only rights or remedies available to the parties arising out of any statement, representation, assurance or warranty shall be for breach of contract under the terms of this agreement or the Compromise.

3.2	Nothing in this agreement shall, however, operate to limit or exclude any liability for fraud.

4.	Variation

No variation of this agreement shall be valid unless it is in writing and signed by or on behalf of each of the parties.

5.	Third Party Rights

The Contracts (Rights of Third Parties) Act 1999 shall only apply to this agreement in relation to any Group Company and no person other than the Employee and any Group Company shall have any rights under it. The terms of this agreement may be varied, amended or modified or this agreement may be suspended, cancelled or terminated by agreement in writing between the parties or this agreement may be rescinded (in each case), without the consent of any third party.

6.	Governing Law and Jurisdiction

6.1	This agreement shall be governed by and construed in accordance with the law of England and Wales.

6.2	Each party irrevocably agrees to submit to the exclusive jurisdiction of the courts of England and Wales over any claim or matter arising under or in connection with this agreement.

7.	Subject to Contract and Without Prejudice

This agreement shall be deemed to be without prejudice and subject to contract until such time as it is signed and dated by both parties, when it shall be treated as an open document evidencing a binding agreement.

8.	Counterparts

This agreement may be executed in any number of counterparts, each of which, when executed, shall be an original, and all the counterparts together shall constitute one and the same instrument.

This agreement has been entered into on the date stated at the beginning of it.

Executed as a deed by Pitney Bowes Limited
acting by DAVID DENNEY
a director

Signature of Director

In the presence of:

Signature of witness:

Name, Address and occupation:

Signed as a Deed by Patrick Keddy in the presence of:

Signature of witness:

Name, Address and occupation:

SCHEDULE 1
Claims

Claims:

1.37	for breach of contract or wrongful dismissal (including but not limited to any claim in respect of bonus under the Pitney Bowes Incentive Programme);

1.38	for unfair dismissal and related claims, under sections 93 and 111 of the Employment Rights Act 1996 or a leading up to the Termination Date;

1.39	for a statutory redundancy payment, under section 163 of the Employment Rights Act 1996;

1.40	in relation to an unauthorised deduction from wages or unauthorised payment, under section 23 of the Employment Rights Act 1996;

1.41	for an unlawful detriment under section 48 of the Employment Rights Act 1996;

1.42	in relation to employment particulars and itemised pay statements, under section 11 of the Employment Rights Act 1996;

1.43	in relation to guarantee payments, under section 34 of the Employment Rights Act 1996;

1.44	in relation to suspension from work, under section 70 of the Employment Rights Act 1996;

1.45	in relation to parental rights and flexible working, under sections 80 and 80H of the Employment Rights Act 1996;

1.46	in relation to time off work, under sections 51, 54, 57, 57B, 60, 63 and 63C of the Employment Rights Act 1996;

1.47	in relation to working time or holiday pay, under regulation 30 of the Working Time Regulations 1998;

1.48	in relation to the national minimum wage, under sections 11, 18, 19D and 24 of the National Minimum Wage Act 1998;

1.49	for equality of terms, under sections 120 and 127 of the Equality Act 2010 and section 2 of the Equal Pay Act 1970;

1.50

for direct or indirect discrimination, harassment or victimisation on the grounds of sex, marital or civil partnership status, gender reassignment, pregnancy or maternity, under section 120 of the Equality Act 2010 and section 63 of the Sex Discrimination Act 1975;

1.51

for direct or indirect discrimination, harassment or victimisation on the grounds of colour, race, nationality or ethnic or national origin, under section 120 of the Equality Act 2010 and section 54 of the Race Relations Act 1976;

1.52	for discrimination, harassment or victimisation related to disability, under section 120 of the Equality Act 2010 and section 17A of the Disability Discrimination Act 1995;

1.53	for breach of obligations under the Protection of Harassment Act 1997;

1.54	for less favourable treatment on the grounds of part-time status, under regulation 8 of the Part-Time Workers (Prevention of Less Favourable Treatment) Regulations 2000;

1.55	for less favourable treatment on the grounds of fixed-term status, under regulation 7 of the Fixed-Term Employees (Prevention of Less Favourable Treatment) Regulations 2002;

1.56

for direct or indirect discrimination, harassment or victimisation on the grounds of religion or belief, under section 120 of the Equality Act 2010 and regulation 28 of the Employment Equality (Religion or Belief) Regulations 2003;

1.57

for direct or indirect discrimination, harassment or victimisation on the grounds of sexual orientation, under section 120 of the Equality Act 2010 and regulation 28 of the Employment Equality (Sexual Orientation) Regulations 2003;

1.58

for direct or indirect discrimination, harassment or victimisation on the grounds of age, under section 120 of the Equality Act 2010 and regulation 36 of the Employment Equality (Age) Regulations 2006;

1.59	in relation to the duty to consider working beyond retirement, under paragraphs 11 and 12 of Schedule 6 to the Employment Equality (Age) Regulations 2006;

1.60	under regulations 27 and 32 of the Transnational Information and Consultation etc. Regulations 1999;

1.61	under regulations 29 and 33 of the Information and Consultation of Employees Regulations 2004;

1.62	under regulations 45 and 51 of the Companies (Cross-Border Mergers) Regulations 2007;

1.63	under paragraphs 4 and 8 of the Schedule to the Occupational and Personal Pension Schemes (Consultation by Employers and Miscellaneous Amendment) Regulations 2006;

1.64	under sections 68A, 87, 137, 145A, 145B, 146, 168, 168A, 169, 170, 174 and 192 of the Trade Union and Labour Relations (Consolidation) Act 1992;

1.65	in relation to the obligations to elect appropriate representatives or any entitlement to compensation, under the Transfer of Undertakings (Protection of Employment) Regulations 2006;

1.66	for failure to comply with obligations under the Human Rights Act 1998;

1.67	for failure to comply with obligations under the Data Protection Act 1998;

1.68	in relation to existing personal injury claims, whether or not the Employee is aware of such claims;

1.69	in relation to the right to be accompanied under section 11 of the Employment Relations Act 1999;

1.70	in relation to refusal of employment, refusal of employment agency services and detriment under regulations 5, 6 and 9 of the Employment Relations Act 1999 (Blacklists) Regulations 2010;

1.71	in relation to the right to request time off for study or training under section 631 of the Employment Rights Act 1996; and

1.72	arising as a consequence of the United Kingdom’s membership of the European Union.

SCHEDULE 2

Adviser’s Certificate

[ON HEADED NOTEPAPER OF ADVISER]

For the attention of [DETAILS]

[DATE]

Dear Sirs,

I am writing in connection with the agreement between my client, Patrick Keddy, and Pitney Bowes Limited (Company) of today’s date (Agreement) to confirm that:

1. I, [NAME] of [FIRM], whose address is [ADDRESS], am a Solicitor of the Senior Courts of England and Wales who holds a current practising certificate.

2. I have given Patrick Keddy legal advice on the terms and effect of the Agreement and, in particular, its effect on his ability to pursue the claims specified in Schedule 1 of the Agreement.

3. I gave the advice to Patrick Keddy as a relevant independent adviser within the meaning of the above acts and regulations referred to at clause 2.4.

4. There is now in force (and was in force at the time I gave the advice referred to above) a policy of insurance or an indemnity provided for members of a profession or professional body covering the risk of claim by Patrick Keddy in respect of loss arising in consequence of the advice I have given him.

Yours faithfully,

[NAME]
Employee’s Adviser

Schedule 5

Share Options, Awards and Long Term Incentives

Pitney Bowes Stock Options	Grant Detail
Grants Issued All Grant Dates As of Dec 14, 2010
Exercises to Include: Completed Exercises Only

PATRICK JOHN KEDDY ID: 00279021

TREVONEN
THE CLUMP
CHORLEYWOOD, HT WD3 4BD
United Kingdom

Stock Class: PBI | Currency: USD ($)

Plan: 1991 ISO, NQ, & RES-Pre 1/1/99

Grant Date / ID	Expiration Date	Grant Type	Shares Granted	Exercise Price	Shares Outstanding	Shares Vested	Shares Exercisable	Future Exercisability Increments	Future ISO Split

Jun 14, 1993
0000000001223	Jun 13, 2003	NQSO	1,100	21.19	0	0	0	Not Exercisable

	Transactions

	Date/ID	Type		Shares	Rights	Price

		Cancellation:
	Mar 05, 1997	Currency
	0000.144745	translation		1,100	0

	Jun 14, 2003	Cancellation:
	0000.99967	EXPIRATION		0	0

Grant Date / ID	Expiration Date	Grant Type	Shares Granted	Exercise Price	Shares Outstanding	Shares Vested	Shares Exercisable	Future Exercisability Increments	Future ISO Split

Jun 14, 1993
0000000002712	Jun 14, 2003	NQSO	1,100	21.19	0	0	0	Not Exercisable

	Transactions

	Date/ID	Type		Shares	Rights	Price

	Jun 15, 2003	Cancellation:
	0000.100478	EXPIRATION		0	0

		Cancellation:
	Mar 09, 1997	currency
	0000.144744	translation		1,100	0

Grant Date / ID	Expiration Date	Grant Type	Shares Granted	Exercise Price	Shares Outstanding	Shares Vested	Shares Exercisable	Future Exercisability Increments	Future ISO Split

Jun 14, 1993
0000000002713	Jun 14, 2003	NQSO	1,100	22.38	0	0	0	Not Exercisable

Page 1 of 11	TOPTIONS\gbrereton

Pitney Bowes Stock Options	Grant Detail
Grants Issued All Grant Dates
As of Dec 14, 2010
Exercises to Include: Completed Exercises Only

	Transactions

	Date/ID	Type		Shares	Rights	Price

	Jun 15, 2003	Cancellation:
	0000.100482	EXPIRATION		0	0

	Mar 05, 1997 01205	Cashless Exercise		1,100	0	31.38

Grant Date / ID	Expiration Date	Grant Type	Shares Granted	Exercise Price	Shares Outstanding	Shares Vested	Shares Exercisable	Future Exercisability Increments	Future ISO Split

Jun 13, 1994
0000000017451	Jun 12, 2004	NQSO	1,600	20.57	0	0	0	Not Exercisable

	Transactions

	Date/ID	Type		Shares	Rights	Price

	Jun 13, 2004	Cancellation:
	0000.105810	EXPIRATION		0	0

	Mar 08, 2000
	0000000001532	Cash Exercise		1,600	0	49.09

Grant Date / ID	Expiration Date	Grant Type	Shares Granted	Exercise Price	Shares Outstanding	Shares Vested	Shares Exercisable	Future Exercisability Increments	Future ISO Split

Feb 13, 1995
0000000017452	Feb 12, 2005	NQSO	2,000	16.91	0	0	0	Not Exercisable

	Transactions

	Date/ID	Type		Shares	Rights	Price

	Feb 13, 2005	Cancellation:
	0000.105814	EXPIRATION		0	0

	Mar 08, 2000
	0000000001531	Cash Exercise		2,000	0	49.09

Grant Date / ID	Expiration Date	Grant Type	Shares Granted	Exercise Price	Shares Outstanding	Shares Vested	Shares Exercisable	Future Exercisability Increments	Future ISO Split

Feb 12, 1996
0000000001226	Feb 11, 2006	NQSO	2,000	24.59	0	0	0	Not Exercisable

	Transactions

Page 2 of 11	TOPTIONS\gbrereton

Pitney Bowes Stock Options	Grant Detail
Grants Issued All Grant Dates
As of Dec 14, 2010
Exercises to Include: Completed Exercises Only

	Date/ID	Type		Shares	Rights	Price

	Dec 03, 2001	Cancellation:
	0000.144886	Spin-Off		2,000	0

	Feb 12, 2006	Cancellation:
	0000.99969	EXPIRATION		0	0

Grant Date / ID	Expiration Date	Grant Type	Shares Granted	Exercise Price	Shares Outstanding	Shares Vested	Shares Exercisable	Future Exercisability Increments	Future ISO Split

Feb 12, 1996
No00000017124	Feb 11, 2006	NQSO	2,050	24.00	0	0	0	Not Exercisable

	Transactions

	Date/ID	Type		Shares	Rights	Price

	Feb 12, 2006	Cancellation:
	0000.113195	EXPIRATION		0	0

	Nov 03, 2004
	No00000006394	Cashless Exercise		2,050	0	43.98

Grant Date / ID	Expiration Date	Grant Type	Shares Granted	Exercise Price	Shares Outstanding	Shares Vested	Shares Exercisable	Future Exercisability Increments	Future ISO Split

Feb 10, 1997
0000000003054	Feb 09, 2007	NQSO	5,400	29.31	0	0	0	Not Exercisable

	Transactions

	Date/ID	Type		Shares	Rights	Price

	Feb 10, 2007	Cancellation:
	0000.100578	EXPIRATION		0	0

	Dec 03, 2001	Cancellation:
	0000.145119	Spin-Off		5,400	0

Grant Date / ID	Expiration Date	Grant Type	Shares Granted	Exercise Price	Shares Outstanding	Shares Vested	Shares Exercisable	Future Exercisability Increments	Future ISO Split

Feb 10, 1997
No00000017611	Feb 09, 2007	NQSO	5,534	28.61	0	0	0	Not Exercisable

	Transactions

	Date/ID	Type		Shares	Rights	Price

Page 3 of 11	TOPTIONS\gbrereton

Pitney Bowes Stock Options	Grant Detail
Grants Issued All Grant Dates
As of Dec 14, 2010
Exercises to Include: Completed Exercises Only

	Feb 10, 2007	Cancellation:
	0000.113506	EXPIRATION		0	0

	Nov 03, 2004
	No00000006395	Cashless Exercise		5,534	0	43.98

Grant Date / ID	Expiration Date	Grant Type	Shares Granted	Exercise Price	Shares Outstanding	Shares Vested	Shares Exercisable	Future Exercisability Increments	Future ISO Split

Feb 09, 1998
0000000003201	Feb 08, 2008	NQSO	6,000	45.31	0	0	0	Not Exercisable

	Transactions

	Date/ID	Type		Shares	Rights	Price

	Feb 09, 2008	Cancellation:
	0000.100624	EXPIRATION		0	0

	Dec 03, 2001	Cancellation:
	0000.145157	Spin-Off		6,000	0

Grant Date / ID	Expiration Date	Grant Type	Shares Granted	Exercise Price	Shares Outstanding	Shares Vested	Shares Exercisable	Future Exercisability Increments	Future ISO Split

Feb 09, 1998
No00000017690	Feb 08, 2008	NQSO	6,149	44.22	0	0	0	Not Exercisable

	Transactions

	Date/ID	Type		Shares	Rights	Price

	Feb 09, 2008	Cancellation:
	0000.113550	EXPIRATION		6,149	0

Grant Date / ID	Expiration Date	Grant Type	Shares Granted	Exercise Price	Shares Outstanding	Shares Vested	Shares Exercisable	Future Exercisability Increments	Future ISO Split

Sep 14, 1998
0000000004848	Sep 13, 2008	NQSO	6,000	53.13	0	0	0	Not Exercisable

	Transactions

	Date/ID	Type		Shares	Rights	Price

	Sep 14, 2008	Cancellation:
	0000.101165	EXPIRATION		0	0

	Dec 03, 2001	Cancellation:
	0000.145685	Spin-Off		6,000	0

Page 4 of 11	TOPTIONS\gbrereton

Pitney Bowes Stock Options	Grant Detail
Grants Issued All Grant Dates
As of Dec 14, 2010
Exercises to Include: Completed Exercises Only

Grant Date / ID	Expiration Date	Grant Type	Shares Granted	Exercise Price	Shares Outstanding	Shares Vested	Shares Exercisable	Future Exercisability Increments	Future ISO Split

Sep 14, 1998
No00000018915	Sep 13, 2008	NQSO	6,149	51.84	0	0	0	Not Exercisable

	Transactions

	Date/ID	Type		Shares	Rights	Price

	Sep 14, 2008	Cancellation:
	0000.114175	EXPIRATION		6,149	0

Total for 1991 ISO, NQ, & RES-Pre 1/1/99			46,182		0	0	0

Plan: 1991 ISO, NQ, & RES-Post 1/1/99

Grant Date / ID	Expiration Date	Grant Type	Shares Granted	Exercise Price	Shares Outstanding	Shares Vested	Shares Exercisable	Future Exercisability Increments	Future ISO Split

Feb 14, 2005
No00000062176	Feb 13, 2015	NQSO	22,000	46.93	22,000	22,000	22,000	Fully Exercisable

Grant Date / ID	Expiration Date	Grant Type	Shares Granted	Exercise Price	Shares Outstanding	Shares Vested	Shares Exercisable	Future Exercisability Increments	Future ISO Split
Feb 13, 2006
No00000064318	Feb 12, 2016	NQSO	31,557	42.62	31,557	31,557	31,557	Fully Exercisable

Total for 1991 ISO, NQ, & RES-Post 1/1/99			53,557		53,557	53,557	53,557

Plan: 2007 RSU Plan

Grant Date / ID	Expiration Date	Grant Type	Shares Granted	Exercise Price	Shares Outstanding	Shares Vested	Shares Exercisable	Future Exercisability Increments	Future ISO Split

Feb 09, 2009
No.8525	Feb 08, 2019	RSU	4,545.00		3,409	0	0	1,136 Feb 01, 2011	N/A

								1,136 Feb 07, 2012	N/A

								1,137 Feb 05, 2013	N/A

	Transactions

Page 5 of 11	TOPTIONS\gbrereton

Pitney Bowes Stock Options	Grant Detail
Grants Issued All Grant Dates
As of Dec 14, 2010
Exercises to Include: Completed Exercises Only

	Date/ID	Type		Shares	Rights	Price

	Feb 02, 2010
	No.192046	Cash Exercise		1,136	0	21.33

Grant Date / ID	Expiration Date	Grant Type	Shares Granted	Exercise Price	Shares Outstanding	Shares Vested	Shares Exercisable	Future Exercisability Increments	Future ISO Split

Feb 08, 2010
No.11381	Feb 07, 2020	RSU	5,093.00		5,093	0	0	1,273 Feb 01, 2011	N/A

								1,274 Feb 07, 2012	N/A

								1,273 Feb 05, 2013	N/A

								1,273 Feb 04, 2014	N/A

Total for 2007 RSU Plan			9,638		8,502	0	0

Plan: 2007 Stock Options

Grant Date / ID	Expiration Date	Grant Type	Shares Granted	Exercise Price	Shares Outstanding	Shares Vested	Shares Exercisable	Future Exercisability Increments	Future ISO Split

Feb 12, 2007
No00000070925	Feb 11, 2017	NQSO	32,374	48.03	32,374	24,280	24,280	8,094 Feb 12, 2011	N/A

Grant Date / ID	Expiration Date	Grant Type	Shares Granted	Exercise Price	Shares Outstanding	Shares Vested	Shares Exercisable	Future Exercisability Increments	Future ISO Split

Feb 11, 2008
No00000072281	Feb 10, 2018	NQSO	69,231	36.96	69,231	34,615	34,615	17,308 Feb 11, 2011	N/A

								17,308 Feb 11, 2012	N/A

Grant Date / ID	Expiration Date	Grant Type	Shares Granted	Exercise Price	Shares Outstanding	Shares Vested	Shares Exercisable	Future Exercisability Increments	Future ISO Split

Feb 09, 2009
No.5709	Feb 08, 2019	NQSO	37,007	24.75	37,007	12,336	12,336	12,335 Feb 09, 2011	N/A

								12,336 Feb 09, 2012	N/A

Page 6 of 11	TOPTIONS\gbrereton

Pitney Bowes Stock Options	Grant Detail
Grants Issued All Grant Dates
As of Dec 14, 2010
Exercises to Include: Completed Exercises Only

Grant Date / ID	Expiration Date	Grant Type	Shares Granted	Exercise Price	Shares Outstanding	Shares Vested	Shares Exercisable	Future Exercisability Increments	Future ISO Split

Feb 08, 2010
No.11369	Feb 07, 2020	NQSO	39,894	22.09	39,894	0	0	13,298 Feb 08, 2011	N/A

								13,298 Feb 08, 2012	N/A

								13,298 Feb 08, 2013	N/A

Total for 2007 Stock Options			178,506		178,506	71,231	71,231

Plan: Pitney Bowes Stock Plan (RES)

Grant Date / ID	Expiration Date	Grant Type	Shares Granted	Exercise Price	Shares Outstanding	Shares Vested	Shares Exercisable	Future Exercisability Increments	Future ISO Split

Oct 07, 2004
No00000061815	Oct 07, 2014	RSA	6,500.00		0	0	0	Not Exercisable

	Transactions

	Date/ID	Type		Shares	Rights	Price

	Oct 07, 2008	Restricted Stock
	No.87504	Exercise		6,500	0	29.64

Total for Pitney Bowes Stock Plan (RES)			6,500		0	0	0

Plan: UK Plan - 10/20/2000

Grant Date / ID	Expiration Date	Grant Type	Shares Granted	Exercise Price	Shares Outstanding	Shares Vested	Shares Exercisable	Future Exercisability Increments	Future ISO Split

Oct 20, 2000
No00000013093	Oct 19, 2010	NQSO	24,000	27.66	0	0	0	Not Exercisable

	Transactions

	Date/ID	Type		Shares	Rights	Price

	Oct 20, 2010	Cancellation:
	0000.111288	EXPIRATION		0	0

	Dec 03, 2001	Cancellation:
	0000.155768	Spin-Off		24,000	0

Page 7 of 11	TOPTIONS\gbrereton

Pitney Bowes Stock Options	Grant Detail
Grants Issued All Grant Dates
As of Dec 14, 2010
Exercises to Include: Completed Exercises Only

Grant Date / ID	Expiration Date	Grant Type	Shares Granted	Exercise Price	Shares Outstanding	Shares Vested	Shares Exercisable	Future Exercisability Increments	Future ISO Split

Oct 20, 2000
No00000041385	Oct 19, 2010	NQSO	24,593	26.99	0	0	0	Not Exercisable

	Transactions

	Date/ID	Type		Shares	Rights	Price

	Oct 20, 2010	Cancellation:
	0000.124863	EXPIRATION		0	0

	Feb 03, 2005
	No00000007505	Cashless Exercise		24,593	0	45.95

Total for UK Plan - 10/20/2000			48,593		0	0	0

Plan: UK Plan - Post 1/1/99

Grant Date / ID	Expiration Date	Grant Type	Shares Granted	Exercise Price	Shares Outstanding	Shares Vested	Shares Exercisable	Future Exercisability Increments	Future ISO Split

Feb 08, 1999
0000000009658	Feb 07, 2009	NQSO	12,000	65.72	0	0	0	Not Exercisable

	Transactions

	Date/ID	Type		Shares	Rights	Price

	Feb 08, 2009	Cancellation:
	0000.102812	EXPIRATION		0	0

	Dec 03, 2001	Cancellation:
	0000.147320	Spin-Off		12,000	0

Grant Date / ID	Expiration Date	Grant Type	Shares Granted	Exercise Price	Shares Outstanding	Shares Vested	Shares Exercisable	Future Exercisability Increments	Future ISO Split

Feb 08, 1999
No00000022762	Feb 07, 2009	NQSO	12,297	64.13	0	0	0	Not Exercisable

	Transactions

	Date/ID	Type		Shares	Rights	Price

	Feb 08, 2009	Cancellation:
	0000.116048	EXPIRATION		12,297	0

Page 8 of 11	TOPTIONS\gbrereton

Pitney Bowes Stock Options	Grant Detail
Grants Issued All Grant Dates
As of Dec 14, 2010
Exercises to Include: Completed Exercises Only

								Future	Future
Grant Date /	Expiration	Grant	Shares	Exercise	Shares	Shares	Shares	Exercisability	ISO
ID	Date	Type	Granted	Price	Outstanding	Vested	Exercisable	Increments	Split

Feb 14, 2000
0000000017457	Feb 13, 2010	NQSO	12,000	47.53	0	0	0	Not Exercisable

Transactions

	Date/ID	Type		Shares	Rights	Price

	Feb 14, 2010	Cancellation:
	0000.105813	EXPIRATION		0	0

	Dec 03, 2001	Cancellation:
	0000.150321	Spin-Off		12,000	0

								Future	Future
Grant Date /	Expiration	Grant	Shares	Exercise	Shares	Shares	Shares	Exercisability	ISO
ID	Date	Type	Granted	Price	Outstanding	Vested	Exercisable	Increments	Split

Feb 14, 2000
No00000029355	Feb 13, 2010	NQSO	12,297	46.38	0	0	0	Not Exercisable

Transactions

	Date/ID	Type		Shares	Rights	Price

	Feb 14, 2010	Cancellation:
	0000.119308	EXPIRATION		12,297	0

								Future	Future
Grant Date /	Expiration	Grant	Shares	Exercise	Shares	Shares	Shares	Exercisability	ISO
ID	Date	Type	Granted	Price	Outstanding	Vested	Exercisable	Increments	Split

Feb 11, 2002
No00000050117	Feb 10, 2012	NQSO	3,000	40.68	3,000	3,000	3,000	Fully Exercisable

								Future	Future
Grant Date /	Expiration	Grant	Shares	Exercise	Shares	Shares	Shares	Exercisability	ISO
ID	Date	Type	Granted	Price	Outstanding	Vested	Exercisable	Increments	Split

Sep 05, 2002
No00000052737	Sep 04, 2012	NQSO	10,000	34.73	10,000	10,000	10,000	Fully Exercisable

								Future	Future
Grant Date /	Expiration	Grant	Shares	Exercise	Shares	Shares	Shares	Exercisability	ISO
ID	Date	Type	Granted	Price	Outstanding	Vested	Exercisable	Increments	Split

Feb 10, 2003
No00000056292	Feb 09, 2013	NQSO	15,000	32.10	15,000	15,000	15,000	Fully Exercisable

Page 9 of 11	TOPTIONS\gbrereton

Pitney Bowes Stock Options	Grant Detail
Grants Issued All Grant Dates
As of Dec 14, 2010
Exercises to Include: Completed Exercises Only

								Future	Future
Grant Date /	Expiration	Grant	Shares	Exercise	Shares	Shares	Shares	Exercisability	ISO
ID	Date	Type	Granted	Price	Outstanding	Vested	Exercisable	Increments	Split

Feb 09, 2004
No00000061413	Feb 08, 2014	NQSO	20,000	40.08	20,000	20,000	20,000	Fully Exercisable

Total for UK Plan - Post 1/1/99			96,594		48,000	48,000	48,000

Total for PBI			439,570		288,565	172,788	172,788

Page 10 of 11	TOPTIONS\gbrereton

Pitney Bowes Stock Options	Grant Detail
Grants Issued All Grant Dates
As of Dec 14, 2010
Exercises to Include: Completed Exercises Only

Page 11 of 11	TOPTIONS\gbrereton

Schedule 6

Rule 65.3 of Trust Deed & Rules of Pitney Bowes Pension Fund

65	Incapacity Pension and Redundancy

65.1	If an Active Member who has completed at least five years’ Pensionable Service leaves Service before Normal Retirement Date on account of either:

	(a)	Incapacity; or

	(b)	in the opinion of the Principal Employer, redundancy where he is aged at or over his Normal Minimum Pension Age;

he may elect, subject to rule 65.6, to receive the aggregate of:

	(i)	an immediate annual pension equal to his Scale Pension calculated using:

		(A)	his Final Pensionable Salary at the date of he leaves Pensionable Service; and

		(B)	his Pensionable Service up to the date he left Pensionable Service; and

		(C)	adjusted to take account of its early payment in accordance with the terms of this Rule 65; and

	(ii)	in respect of a Member entitled to a Top-Up Account, a benefit derived from the application of the Member’s Top-Up Account under Rule 59.

65.2	Subject to Rule 65.5, where Rule 65.1(a) applies:

(a)

the Scale Pension will be calculated on the basis of the Pensionable Service which the Member would have completed had he remained in Pensionable Service to Normal Retirement Date (“the notional period”); and

	(b)	no actuarial reduction will be applied to a Scale Pension.

65.3	Subject to Rule 65.5, where Rule 65.1(b) applies the Scale Pension will be calculated on the basis that the Trustees will:

	(a)	not actuarially reduce that part of the Scale Pension payable under Rule 65.1(b) which is attributable to Pensionable Service completed before 1 July 1998; and

(b)

actuarially reduce that part of the Scale Pension payable under Rule 65.1(b) which is attributable to Pensionable Service completed after 30 June 1998 to take account of the period (if any) that it is paid early between the date the Member’s pension starts to be paid and the date of his 65th birthday.

65.4	The amount of the actuarial reduction applied under Rule 65.3(b) will be determined by the Trustees on a basis advised by the Actuary.

65.5

The Trustees must be reasonably satisfied that value of the immediate pension payable under this Rule 65 (ignoring any part of the pension derived from the application of the Member’s Top-Up Account) is at least equal to the value of any benefits which have accrued to and in respect of the Member under the Defined Benefit Section of the Fund on the date it starts to be paid:

	(a)	ignoring the Member’s Top-Up Account (if any); and

	(b)	taking into account the Preservation Requirements.

65.6

Where a Member of the Defined Benefit Section has requested the early payment of his benefits due to Incapacity, the Trustees must be satisfied that the Member meets the ill-health condition as required by paragraph 1 of schedule 28 of the Finance Act 2004.

65.7	Rules 71 to 75 [exchange of pension for cash] and 76 [exchange of pension for a dependant’s pension] apply.

65.8	The payment of the Scale Pension is subject to compliance with the Contracting-out Requirements set out in Schedule 2.

65.9	The pension will commence in payment on the day after the date of the Member ceasing to be in Service.

65.10	In the case of the payment of a pension before Normal Retirement Date under this Rule due to Incapacity, the Trustees may review the payment as such a pension under the terms of Rule 66.

66	Review of Incapacity Pensions

66.1

A pension which is paid under either Rule 65.1(a) or Rule 70.2(b) due to the Incapacity of the Active Member or Early Leaver (as applicable) may be reviewed by the Trustees every three (3) years after the date his pension starts to be paid or such other period as the Trustees determine. No reviews will be made once the Member attains his Normal Retirement Date.

66.2	At each review of the payment of pension due to Incapacity, the Trustees may ask the Pensioner to:

	(a)	attend a medical with the registered medical practitioner of the Trustees selection; and / or

	(b)	provide any information and other co-operation to allow the Trustees to complete their review.

66.3	If the Trustees are satisfied that the Pensioner:

	(a)	is no longer suffering from Incapacity to the same degree as gave rise to the entitlement to pension under Rule 65.1(a) or 70.2(b); or

	(b)	has failed to co-operate with the review to such a degree that the Trustees are not able to determine if the Pensioner continues to suffer from Incapacity the Trustees may either:

	(i)	reduce the Scale Pension entitlement of the Pensioner:

		(A)	so as to ignore the notional period; and

		(B)	treat him as if he has left Service and started to receive a pension under Rule 65.1(a) or 70.2(b); or

	(ii)	stop the payment of the Scale Pension to the Pensioner.

66.4

If the pension is reduced or stopped, the Pensioner must remain entitled to receive the Scale Pension to which he would have been entitled from his Normal Retirement Date at least equal to an amount calculated in accordance with the Preservation Requirements.

66.5	The payment of the Scale Pension is subject to compliance with the Contracting-out Requirements set out in Schedule 2.

66.6	This Rule 66 only applies to pensions payable due to Incapacity which start to be paid after